UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AB PRIVATE CREDIT INVESTORS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

From:	Bernstein Private Wealth Proxy
To:
Subject:	Your Vote Matters! AB Private Credit Investors Corporation - 2026 Annual Meeting of Stockholders - (XXXXXXXXXXXXXX)
Date:

Once you have voted, your account will be removed from further communications concerning this meeting.

AB Private Credit Investors Corporation will hold its 2026 Annual Meeting of Stockholders on August 3, 2026 at 11:45 AM Eastern Time at https://proxyvotinginfo.com/p/alliancebernstein2026

Vote online by clicking on the following link:

www.proxyvotenow.com/abpcic

Your Voting Control Number is: XXXXXXXXXXXXXX

Should you have questions about the proposals or the voting process, please contact your AB Advisor.

Please vote today!

Please do not reply to this email. This email is for informational purposes only.